UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2021

Ritchie Bros. Auctioneers Incorporated

(Exact name of registrant as specified in its charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6

(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2021, Ritchie Bros. Auctioneers Incorporated (“Ritchie Bros.”) completed its previously announced offering of the following two series of senior notes issued at par:

(1)       US$600 million aggregate principal amount of 4.750% Senior Notes due 2031 (the “USD Notes”) to be issued by Ritchie Bros. Holdings Inc. (the “USD Issuer”), a Washington corporation and wholly-owned subsidiary of Ritchie Bros., issued under the Indenture, dated as of December 21, 2021 (the “USD Indenture”), between the USD Issuer and U.S. Bank National Association, (“US Bank”), as trustee (the “USD Trustee”); and

(2)       C$425 million aggregate principal amount of 4.950% Senior Notes due 2029 (the “CAD Notes” and, together with the USD Notes, the “Notes”) issued by Ritchie Bros. Holdings Ltd. (the “Canadian Issuer” and, together with the USD Issuer, the “Issuers” and each, an “Issuer”), a Canadian federal corporation and wholly-owned subsidiary of Ritchie Bros., to be issued under the Indenture, dated as of December 21, 2021 (the “Canadian Indenture” and, together with the USD Indenture, the “Indentures”), among the Canadian Issuer and US Bank, as trustee, and TSX Trust Company (the “Canadian Trustee”), as Canadian co-trustee.

Ritchie Bros. intends to use the net proceeds from the offering of the Notes, together with proceeds from its delayed-draw term facility, to fund the consideration payable in the previously announced acquisition of Euro Auctions Limited (“Euro Auctions”), William Keys & Sons Holdings Limited (“WKS Holdings”), Equipment & Plant Services Ltd (“EPSL”) and Equipment Sales Ltd (“ESL” and together with Euro Auctions, WKS Holdings, and EPSL, the “Target Companies”) (the “Acquisition”) and related fees and expenses. The gross proceeds from the offering, together with certain additional amounts, were placed into escrow accounts pending the consummation of the Acquisition. The escrow accounts are governed by: (i) an escrow and security agreement, dated December 21, 2021 (the “USD Escrow and Security Agreement”), among the USD Issuer, the USD Trustee and US Bank, as a “securities intermediary” and escrow agent; and (ii) an escrow and security agreement, dated December 21, 2021 (the “Canadian Escrow and Security Agreement” and together with the USD Escrow and Security Agreement, collectively, the “Escrow and Security Agreements”, and each, an “Escrow and Security Agreement”), among the Canadian Issuer, the Canadian Trustee and US Bank, as a “securities intermediary” and escrow agent.

The Notes have been offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the U.S. in reliance on Regulation S of the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes have not been qualified for sale to the public by prospectus under applicable Canadian securities laws and accordingly, any offer and sale of the securities in Canada has been made on a basis which is exempt from the prospectus requirements of such securities laws.

Certain terms and conditions of the USD Indenture and the USD Notes are as follows:

Maturity. The USD Notes mature on December 15, 2031.

Interest. The USD Notes accrue interest at a rate of 4.750% per year. Interest on the USD Notes is payable semi-annually on each June 15 and December 15, commencing June 15, 2022.

Issue Price. The USD Notes were issued at par.

Guarantees. The USD Notes will initially not be guaranteed by Ritchie Bros., the other Issuer, the Target Companies or any of their respective subsidiaries. Upon consummation of the Acquisition, the USD Notes will be, jointly and severally, fully and unconditionally guaranteed, on a senior unsecured basis, by Ritchie Bros., the other Issuer and each of Ritchie Bros.’ other subsidiaries that is a borrower, or guarantees indebtedness, under Ritchie Bros.’ credit agreement dated October 27, 2016, as amended on September 21, 2021 (the “Credit Agreement”), or certain capital markets indebtedness, including the other series of Notes. Each of the Target Companies and their respective subsidiaries that becomes a borrower or guarantor under the Credit Agreement are expected to become guarantors following the consummation of the Acquisition.

Priority following the consummation of the Acquisition. Upon the consummation of the Acquisition, the USD Notes and the related guarantees will constitute senior unsecured obligations of the USD Issuer and the guarantors, respectively. The USD Notes and the related guarantees, respectively, will be: equal in right of payment with all of the USD Issuer’s and the guarantors’ senior debt (including borrowings under the Credit Agreement), without giving effect to collateral arrangements; senior in right of payment to all of the USD Issuer’s and the guarantors’ future subordinated debt, if any; effectively subordinated in right of payment to all of the USD Issuer’s and the guarantors’ debt and obligations that are secured, including borrowings under the Credit Agreement for so long as such indebtedness are secured, to the extent of the value of the assets securing such liens; and structurally subordinated in right of payment to all liabilities (including trade payables) of the USD Issuer’s and guarantors’ subsidiaries that do not guarantee the USD Notes.

Special Mandatory Redemption. If the Acquisition is not consummated on or before September 30, 2022 or the Acquisition agreement is terminated prior to such date, the USD Issuer will be required to redeem all of the outstanding USD Notes at a redemption price equal to 100% of the original offering price of the USD Notes, plus accrued and unpaid interest to, but excluding, the date of such mandatory redemption. In such event, the escrowed proceeds will be applied to fund a portion of such redemption price.

Optional Redemption. On or after December 15, 2026, the USD Issuer may redeem the USD Notes, in whole or in part, at any time and from time to time at certain fixed redemption prices expressed as percentages of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the USD Issuer may redeem up to 40% of the aggregate principal amount of the USD Notes at any time and from time to time before December 15, 2024, with an amount up to the net proceeds of certain equity offerings at a redemption price of 104.750% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The USD Issuer may also redeem the USD Notes, in whole or in part, at any time and from time to time before December 15, 2026 at a redemption price of 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus a “make-whole” premium.

Change of Control. If Ritchie Bros. experiences certain kinds of changes of control following the consummation of the Acquisition, the USD Issuer may be required to repurchase the USD Notes at a price equal to 101% of the principal amount of the USD Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Additional Amounts and Tax Redemption. All payments in respect of the USD Notes and the guarantees will be made without withholding or deduction for any taxes except to the extent required by law. If withholding or deduction is required by law in a relevant tax jurisdiction, subject to certain exceptions, the USD Issuer will pay additional amounts so that the net amount received by a holder or beneficial holder of USD Notes is no less than the amount that such holder or beneficial holder would have received in the absence of such withholding or deduction, provided that no additional amount will be paid for United States withholding taxes imposed, withheld or deducted on any payment on or with respect to the USD Notes. If certain changes in tax law in a relevant tax jurisdiction become effective that would require the USD Issuer to pay additional amounts or make certain tax indemnification payments with respect to the USD Notes or the guarantees, the USD Issuer may redeem the USD Notes in whole, but not in part, at any time, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, and additional amounts, if any, to, but excluding, the redemption date.

Certain Covenants. The USD Indenture contains covenants that will, after consummation of the Acquisition, limit, among other things, Ritchie Bros.’ and its restricted subsidiaries’ ability to: incur additional indebtedness (including guarantees thereof); incur or create liens on their assets securing indebtedness; make certain restricted payments; make certain investments; dispose of certain assets; allow to exist certain restrictions on the ability of the Ritchie Bros.’ restricted subsidiaries to pay dividends or make other payments to Ritchie Bros. or the USD Issuer; engage in certain transactions with affiliates; and consolidate, amalgamate or merge with or into other companies. These covenants are subject to a number of important limitations and exceptions.

Events of Default. The USD Indenture contains customary events of default which could, subject to certain conditions, cause the USD Notes to become immediately due and payable.

Certain terms and conditions of the Canadian Indenture and the CAD Notes are as follows:

Maturity. The CAD Notes mature on December 15, 2029.

Interest. The CAD Notes accrue interest at a rate of 4.950% per year. Interest on the CAD Notes is payable semi-annually on each June 15 and December 15, commencing June 15, 2022.

Issue Price. The CAD Notes were issued at par.

Guarantees. The CAD Notes will initially not be guaranteed by Ritchie Bros., the other Issuer, the Target Companies or any of their respective subsidiaries. Upon consummation of the Acquisition, the CAD Notes will be, jointly and severally, fully and unconditionally guaranteed, on a senior unsecured basis, by Ritchie Bros., the other Issuer and each of Ritchie Bros.’ other subsidiaries that is a borrower, or guarantees indebtedness, under the Credit Agreement or certain capital markets indebtedness, including the other series of Notes. Each of the Target Companies and their respective subsidiaries that becomes a borrower or guarantor under the Credit Agreement are expected to become guarantors following the consummation of the Acquisition.

Priority following the consummation of the Acquisition. Upon the consummation of the Acquisition, the CAD Notes and the related guarantees will constitute senior unsecured obligations of the Canadian Issuer. and the guarantors, respectively. The CAD Notes and the related guarantees, respectively, will be: equal in right of payment with all of the Canadian Issuer’s and the guarantors’ senior debt (including borrowings under the Credit Agreement), without giving effect to collateral arrangements; senior in right of payment to all of the Canadian Issuer’s and the guarantors’ future subordinated debt, if any; effectively subordinated in right of payment to all of the Canadian Issuer’s and the guarantors’ debt and obligations that are secured, including borrowings under the Credit Agreement for so long as such indebtedness are secured, to the extent of the value of the assets securing such liens; and structurally subordinated in right of payment to all liabilities (including trade payables) of the Canadian Issuer’s and the guarantors’ subsidiaries that do not guarantee the CAD Notes.

Special Mandatory Redemption. If the Acquisition is not consummated on or before September 30, 2022 or the Acquisition agreement is terminated prior to such date, the Canadian Issuer will be required to redeem all of the outstanding CAD Notes at a redemption price equal to 100% of the original offering price of the CAD Notes, plus accrued and unpaid interest to, but excluding, the date of such mandatory redemption. In such event, the escrowed proceeds will be applied to fund a portion of such redemption price.

Optional Redemption. On or after December 15, 2024, the Canadian Issuer may redeem the CAD Notes, in whole or in part, at any time and from time to time at certain fixed redemption prices expressed as percentages of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Canadian Issuer may redeem up to 40% of the aggregate principal amount of the CAD Notes at any time and from time to time before December 15, 2024, with an amount up to the net proceeds of certain equity offerings at a redemption price of 104.950% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The Canadian Issuer may also redeem the CAD Notes, in whole or in part, at any time and from time to time before December 15, 2024 at a redemption price of 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus a “make-whole” premium.

Change of Control. If Ritchie Bros. experiences certain kinds of changes of control following the consummation of the Acquisition, the Canadian Issuer may be required to repurchase the CAD Notes at a price equal to 101% of the principal amount of the CAD Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Additional Amounts and Tax Redemption. All payments in respect of the CAD Notes and the guarantees will be made without withholding or deduction for any taxes except to the extent required by law. If withholding or deduction is required by law in a relevant tax jurisdiction, subject to certain exceptions, the Canadian Issuer will pay additional amounts so that the net amount received by a holder or beneficial holder of CAD Notes is no less than the amount that such holder or beneficial holder would have received in the absence of such withholding or deduction. If certain changes in tax law in a relevant tax jurisdiction become effective that would require the Canadian Issuer to pay additional amounts or make certain tax indemnification payments with respect to the CAD Notes or the guarantees, the Canadian Issuer may redeem the CAD Notes in whole, but not in part, at any time, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, and additional amounts, if any, to, but excluding, the redemption date.

Certain Covenants. The Canadian Indenture contains covenants that will, after consummation of the Acquisition, limit, among other things, Ritchie Bros.’ and its restricted subsidiaries’ ability to: incur additional indebtedness (including guarantees thereof); incur or create liens on their assets securing indebtedness; make certain restricted payments; make certain investments; dispose of certain assets; allow to exist certain restrictions on the ability of the Ritchie Bros.’ restricted subsidiaries to pay dividends or make other payments to Ritchie Bros. or the Canadian Issuer; engage in certain transactions with affiliates; and consolidate, amalgamate or merge with or into other companies. These covenants are subject to a number of important limitations and exceptions.

Events of Default. The Canadian Indenture contains customary events of default which could, subject to certain conditions, cause the CAD Notes to become immediately due and payable.

The above descriptions of the Indentures and the Notes are summaries and are qualified in their entirety by the terms of the Indentures and the Notes. Copies of the Indentures (including the forms of Notes), are attached as exhibits 4.1 and 4.2 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above with respect to the Indentures and the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 7.01 Regulation FD

Copies of the Escrow and Security Agreements are attached as exhibits 99.1 and 99.2 and are incorporated herein by reference. Ritchie Bros. is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached as exhibits 99.1 and 99.2. The information set forth in Item 7.01 of this Current Report on Form 8-K, including the exhibits 99.1 and 99.2 referenced herein, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Ritchie Bros.’ filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:
4.1	Indenture, dated as of December 21, 2021, between Ritchie Bros. Holdings Inc. and US Bank National Association, as trustee, relating to Ritchie Bros. Holdings Inc.’s 4.750% Senior Notes due 2031 (includes form of note).
4.2	Indenture, dated as of December 21, 2021, among Ritchie Bros. Holdings Ltd. and US Bank National Association, as trustee, and TSX Trust Company as Canadian co-trustee, relating to Ritchie Bros. Holdings Ltd.’s 4.950% Senior Notes due 2029 (includes form of note).
99.1	Escrow and Security Agreement, dated as of December 21, 2021, among Ritchie Bros. Holdings Inc., US Bank National Association, as escrow agent, and US Bank National Association, as trustee.
99.2	Escrow and Security Agreement, dated as of December 21, 2021, among Ritchie Bros. Holdings Ltd., US Bank National Association, as escrow agent, and US Bank National Association, as trustee.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITCHIE BROS. AUCTIONEERS INCORPORATED

By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary

Date: December 21, 2021